SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 16, 2021

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 7.01 Regulation FD Disclosure.

As previously reported by Alliance Data Systems Corporation (“ADS” or the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2021 (the “Original 8-K”), the separation of Loyalty Ventures Inc. (“Loyalty Ventures”) from ADS was completed (the “Closing”) on November 5, 2021 after market close (the “Separation”). The Separation of Loyalty Ventures, which comprised the LoyaltyOne segment of ADS and has been classified by ADS as “Discontinued Operations,” was achieved through ADS’ distribution (the “Distribution”) of 81% of the shares of Loyalty Ventures common stock to holders of ADS common stock as of the close of business on the record date of October 27, 2021. ADS stockholders of record received one share of Loyalty Ventures common stock for every two and a half shares of ADS common stock. Following the Distribution, Loyalty Ventures became an independent, publicly-traded company, in which ADS has retained a 19% ownership interest. As part of the plan regarding the Separation, the Company received distributions from Loyalty Ventures prior to the effectiveness of the Separation in the aggregate amount of $750 million, of which $725 million was used by the Company to repay certain term loans as required under the Company’s credit agreement and $25 million was used by the Company to make scheduled amortization payments for the fourth quarter of 2021 with respect to such term loans.

At Closing, the Separation was not deemed to be a significant business disposition for financial reporting purposes and did not require the filing of pro forma financial information contemplated by Article 11 of Regulation S-X in the Original 8-K. To provide a better understanding of the impact of the Separation, ADS is hereby voluntarily providing its investors with certain unaudited adjusted condensed consolidated statements of income (collectively, the “Unaudited Adjusted Quarterly Financial Information”), which adjust the prior quarterly historical income statements of the Company for each of the seven quarters in the period from January 1, 2020 to September 30, 2021 (the “Adjusted Periods”) as follows:

(i)	to give effect to the Discontinued Operations as a result of the Separation as if the Separation had been consummated on January 1, 2020;

(ii)	in connection with the Separation, to reflect the Bank Holding Company Presentation (defined below); and

(iii)	to provide such income statements on a fully adjusted basis after giving effect to the Discontinued Operations and the Bank Holding Company Presentation.

The Unaudited Adjusted Quarterly Financial Information is based on, and should be read in conjunction with, the corresponding Quarterly Reports on Form 10-Q and the most recent Annual Report on Form 10-K, in each case previously filed by ADS with the SEC.

The “Adjustments for Discontinued Operations” column reflects the removal of the operations of Loyalty Ventures and is derived from the LoyaltyOne reportable operating segment presented in the corresponding Quarterly Reports on Form 10-Q or Annual Report on Form 10-K, adjusted to reflect directly attributable costs and allocations previously held in the Corporate segment, such as transaction costs, hedging costs, and interest on term loans required to be repaid as a result of the Separation. During 2021, the Company has recognized in Discontinued Operations approximately $30 million in associated transaction costs, approximately $20 million related to the release of a net investment hedge associated with the LoyaltyOne reportable operating segment that was previously recorded in Accumulated Other Comprehensive Loss in the Consolidated Balance Sheets and recognized in Discontinued Operations at the Closing, and approximately $10 million in allocated interest expense on the $725 million in term loans required to be repaid as a result of the Separation.  Of such preceding amounts, a portion has been reflected in the tables below and the majority will be recognized in the fourth quarter of 2021.

The “Adjustments for Bank Holding Company Presentation” column reflects the changes, due to the removal of the operations of Loyalty Ventures, in the presentation of the Company’s historic consolidated statements of income from SEC Regulation S-X Article 5, which is broadly applicable to all “commercial and industrial companies,” to Article 9, which is applicable to “bank holding companies” and is referred to herein as the “Bank Holding Company Presentation.” The changes from historical presentation to the Bank Holding Company Presentation, the most significant of which reflect a reclassification of Interest expense within Net interest income, are intended to reflect ADS’ operations going forward and better align the Company with its peers for comparability purposes.

The Unaudited Adjusted Quarterly Financial Information furnished on this Current Report on Form 8-K has been prepared in a manner consistent with the accounting policies of ADS. However, such Unaudited Adjusted Quarterly Financial Information (i) does not fully comply with Generally Accepted Accounting Principles or Article 11 of Regulation S-X, (ii) is not indicative of the results of operations that would have been realized had the Separation been completed, or the Bank Holding Company Presentation had been implemented, as of the date indicated, and (iii) is not meant to be indicative of the Company’s future results of operations that ADS will experience following the Separation or the change to the Bank Holding Company Presentation. ADS has provided, however, a reconciliation of the presentation of such Unaudited Adjusted Quarterly Financial Information to its historical quarterly financial information for the Adjusted Periods, consistent with the information that was previously reported by ADS in its Quarterly Reports on Forms 10-Q and Annual Report on Form 10-K. Investors are cautioned not to unduly rely on the Unaudited Adjusted Quarterly Financial Information. Any pro forma financial information for the Separation required by Article 11 of Regulation S-X to be included in ADS’ Annual Report on Form 10-K for the fiscal year ending December 31, 2021 (the “2021 10-K”) will be included by ADS in the 2021 10-K on a timely basis. As a result of the Separation, ADS also expects that its financial statements to be presented in the 2021 10-K will reflect the Bank Holding Company Presentation.

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended September 30, 2021
	Historical As Reported	Adjustments for Discontinued Operations	As Adjusted for Discontinued Operations	Adjustments for Bank Holding Company Presentation	As Fully Adjusted

Revenues
Services	$10.5	$(72.2)	$(61.7)	$61.7	$—
Redemption, net	97.1	(97.1)	—	—	—
Finance charges, net	991.7	—	991.7	(991.7)	—
Interest and fees on loans	—	—	—	991.7	991.7	(a)
Interest on cash and investment securities	—	—	—	2.1	2.1	(b)
Total interest income*	1,099.3	(169.3)	930.0	63.8	993.8
Interest expense
Interest on deposits	—	—	—	39.4	39.4	(b)
Interest on borrowings	—	—	—	51.6	51.6	(b)
Total interest expense	—	—	—	91.0	91.0
Net interest income*	1,099.3	(169.3)	930.0	(27.2)	902.8
Non-interest income
Interchange revenue, net of retailer share arrangements	—	—	—	(97.0)	(97.0)	(c)
Other	—	—	—	45.0	45.0	(c)
Total non-interest income	—	—	—	(52.0)	(52.0)
Total net interest and non-interest income*	1,099.3	(169.3)	930.0	(79.2)	850.8
Provision for credit losses	161.1	—	161.1	—	161.1
Total net interest and non-interest income, after provision for credit losses*	938.2	(169.3)	768.9	(79.2)	689.7
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	489.2	(119.9)	369.3	(369.3)	—
General and administrative	34.5	(5.5)	29.0	(29.0)	—
Depreciation and other amortization	18.9	(8.7)	10.2	(10.2)	—
Amortization of purchased intangibles	12.8	(0.4)	12.4	(12.4)	—
Non-interest expenses
Employee compensation and benefits	—	—	—	168.4	168.4	(d)
Card and processing expenses	—	—	—	80.9	80.9	(d)
Information processing and communication	—	—	—	54.5	54.5	(d)
Marketing expense	—	—	—	35.3	35.3	(d)
Depreciation and amortization	—	—	—	22.6	22.6	(e)
Other	—	—	—	68.9	68.9	(d)
Total non-interest expenses*	555.4	(134.5)	420.9	9.7	430.6

Operating income	382.8	(34.8)	348.0	(88.9)	259.1
Interest expense
Securitization funding costs	26.0	—	26.0	(26.0)	—
Interest expense on deposits	37.3	—	37.3	(37.3)	—
Interest expense on long-term and other debt, net	28.8	(3.2)	25.6	(25.6)	—
Total interest expense, net	92.1	(3.2)	88.9	(88.9)	—
Income from continuing operations before income taxes	290.7	(31.6)	259.1	—	259.1
Provision for income taxes	67.0	(13.5)	53.5	—	53.5
Income from continuing operations	223.7	(18.1)	205.6	—	205.6
Income from discontinued operations, net of taxes	—	18.1	18.1	—	18.1
Net income	$223.7	$—	$223.7	$—	$223.7
__________________________________

*       Caption not historically provided.
(a)     Represents financing fees, net previously reported in Finance charges, net revenue.
(b)     Represents interest income and interest expense previously reported in Total interest expense, net.
(c)     Represents servicing fees previously reported in Services revenue, and the gain/loss on portfolio and other sales previously reported in Cost of operations.
(d)     Represents further detailed expense line items previously reported in Cost of operations and General and administrative expense.
(e)     Represents depreciation and amortization previously reported in Depreciation and other amortization, and Amortization of purchased intangibles.

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended June 30, 2021
	Historical As Reported	Adjustments for Discontinued Operations	As Adjusted for Discontinued Operations	Adjustments for Bank Holding Company Presentation	As Fully Adjusted

Revenues
Services	$20.7	$(72.1)	$(51.4)	$51.4	$—
Redemption, net	78.8	(78.8)	—	—	—
Finance charges, net	912.9	—	912.9	(912.9)	—
Interest and fees on loans	—	—	—	912.9	912.9	(a)
Interest on cash and investment securities	—	—	—	1.7	1.7	(b)
Total interest income*	1,012.4	(150.9)	861.5	53.1	914.6
Interest expense
Interest on deposits	—	—	—	43.4	43.4	(b)
Interest on borrowings	—	—	—	56.7	56.7	(b)
Total interest expense	—	—	—	100.1	100.1
Net interest income*	1,012.4	(150.9)	861.5	(47.0)	814.5
Non-interest income
Interchange revenue, net of retailer share arrangements	—	—	—	(85.4)	(85.4)	(c)
Other	—	—	—	34.3	34.3	(c)
Total non-interest income	—	—	—	(51.1)	(51.1)
Total net interest and non-interest income*	1,012.4	(150.9)	861.5	(98.1)	763.4
Provision for credit losses	(14.1)	—	(14.1)	—	(14.1)
Total net interest and non-interest income, after provision for credit losses*	1,026.5	(150.9)	875.6	(98.1)	777.5
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	494.5	(117.1)	377.4	(377.4)	—
General and administrative	27.2	(3.5)	23.7	(23.7)	—
Depreciation and other amortization	20.0	(9.0)	11.0	(11.0)	—
Amortization of purchased intangibles	11.5	(0.4)	11.1	(11.1)	—
Non-interest expenses
Employee compensation and benefits	—	—	—	161.5	161.5	(d)
Card and processing expenses	—	—	—	83.3	83.3	(d)
Information processing and communication	—	—	—	55.0	55.0	(d)
Marketing expense	—	—	—	35.4	35.4	(d)
Depreciation and amortization	—	—	—	22.1	22.1	(e)
Other	—	—	—	66.2	66.2	(d)
Total non-interest expenses*	553.2	(130.0)	423.2	0.3	423.5

Operating income	473.3	(20.9)	452.4	(98.4)	354.0
Interest expense
Securitization funding costs	30.4	—	30.4	(30.4)	—
Interest expense on deposits	41.8	—	41.8	(41.8)	—
Interest expense on long-term and other debt, net	29.5	(3.3)	26.2	(26.2)	—
Total interest expense, net	101.7	(3.3)	98.4	(98.4)	—
Income from continuing operations before income taxes	371.6	(17.6)	354.0	—	354.0
Provision for income taxes	98.1	(7.0)	91.1	—	91.1
Income from continuing operations	273.5	(10.6)	262.9	—	262.9
Income from discontinued operations, net of taxes	—	10.6	10.6	—	10.6
Net income	$273.5	$—	$273.5	$—	$273.5
__________________________________

*       Caption not historically provided.
(a)     Represents financing fees, net previously reported in Finance charges, net revenue.
(b)     Represents interest income and interest expense previously reported in Total interest expense, net.
(c)     Represents servicing fees previously reported in Services revenue, and the gain/loss on portfolio and other sales previously reported in Cost of operations.
(d)     Represents further detailed expense line items previously reported in Cost of operations and General and administrative expense.
(e)     Represents depreciation and amortization previously reported in Depreciation and other amortization, and Amortization of purchased intangibles.

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended March 31, 2021
	Historical As Reported	Adjustments for Discontinued Operations	As Adjusted for Discontinued Operations	Adjustments for Bank Holding Company Presentation	As Fully Adjusted

Revenues
Services	$39.4	$(71.6)	$(32.2)	$32.2	$—
Redemption, net	104.9	(104.9)	—	—	—
Finance charges, net	940.6	—	940.6	(940.6)	—
Interest and fees on loans	—	—	—	940.6	940.6	(a)
Interest on cash and investment securities	—	—	—	1.6	1.6	(b)
Total interest income*	1,084.9	(176.5)	908.4	33.8	942.2
Interest expense
Interest on deposits	—	—	—	47.0	47.0	(b)
Interest on borrowings	—	—	—	59.9	59.9	(b)
Total interest expense	—	—	—	106.9	106.9
Net interest income*	1,084.9	(176.5)	908.4	(73.1)	835.3
Non-interest income
Interchange revenue, net of retailer share arrangements	—	—	—	(67.7)	(67.7)	(c)
Other	—	—	—	34.8	34.8	(c)
Total non-interest income	—	—	—	(32.9)	(32.9)
Total net interest and non-interest income*	1,084.9	(176.5)	908.4	(106.0)	802.4
Provision for credit losses	33.4	—	33.4	—	33.4
Total net interest and non-interest income, after provision for credit losses*	1,051.5	(176.5)	875.0	(106.0)	769.0
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	497.5	(135.9)	361.6	(361.6)	—
General and administrative	16.9	(0.6)	16.3	(16.3)	—
Depreciation and other amortization	22.9	(8.6)	14.3	(14.3)	—
Amortization of purchased intangibles	11.1	(0.4)	10.7	(10.7)	—
Non-interest expenses
Employee compensation and benefits	—	—	—	158.8	158.8	(d)
Card and processing expenses	—	—	—	77.8	77.8	(d)
Information processing and communication	—	—	—	51.5	51.5	(d)
Marketing expense	—	—	—	42.1	42.1	(d)
Depreciation and amortization	—	—	—	25.0	25.0	(e)
Other	—	—	—	47.1	47.1	(d)
Total non-interest expenses*	548.4	(145.5)	402.9	(0.6)	402.3

Operating income	503.1	(31.0)	472.1	(105.4)	366.7
Interest expense
Securitization funding costs	33.6	—	33.6	(33.6)	—
Interest expense on deposits	45.5	—	45.5	(45.5)	—
Interest expense on long-term and other debt, net	29.6	(3.3)	26.3	(26.3)	—
Total interest expense, net	108.7	(3.3)	105.4	(105.4)	—
Income from continuing operations before income taxes	394.4	(27.7)	366.7	—	366.7
Provision for income taxes	108.2	(9.5)	98.7	—	98.7
Income from continuing operations	286.2	(18.2)	268.0	—	268.0
Income from discontinued operations, net of taxes	—	18.2	18.2	—	18.2
Net income	$286.2	$—	$286.2	$—	$286.2
__________________________________

*       Caption not historically provided.
(a)     Represents financing fees, net previously reported in Finance charges, net revenue.
(b)     Represents interest income and interest expense previously reported in Total interest expense, net.
(c)     Represents servicing fees previously reported in Services revenue, and the gain/loss on portfolio and other sales previously reported in Cost of operations.
(d)     Represents further detailed expense line items previously reported in Cost of operations and General and administrative expense.
(e)     Represents depreciation and amortization previously reported in Depreciation and other amortization, and Amortization of purchased intangibles.

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended December 31, 2020
	Historical As Reported	Adjustments for Discontinued Operations	As Adjusted for Discontinued Operations	Adjustments for Bank Holding Company Presentation	As Fully Adjusted

Revenues
Services	$7.7	$(76.5)	$(68.8)	$68.8	$—
Redemption, net	154.4	(154.4)	—	—	—
Finance charges, net	947.7	—	947.7	(947.7)	—
Interest and fees on loans	—	—	—	947.7	947.7	(a)
Interest on cash and investment securities	—	—	—	2.0	2.0	(b)
Total interest income*	1,109.8	(230.9)	878.9	70.8	949.7
Interest expense
Interest on deposits	—	—	—	49.3	49.3	(b)
Interest on borrowings	—	—	—	62.1	62.1	(b)
Total interest expense	—	—	—	111.4	111.4
Net interest income*	1,109.8	(230.9)	878.9	(40.6)	838.3
Non-interest income
Interchange revenue, net of retailer share arrangements	—	—	—	(107.0)	(107.0)	(c)
Other	—	—	—	37.6	37.6	(c)
Total non-interest income	—	—	—	(69.4)	(69.4)
Total net interest and non-interest income*	1,109.8	(230.9)	878.9	(110.0)	768.9
Provision for credit losses	152.5	—	152.5	—	152.5
Total net interest and non-interest income, after provision for credit losses*	957.3	(230.9)	726.4	(110.0)	616.4
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	602.6	(188.1)	414.5	(414.5)	—
General and administrative	32.4	(1.7)	30.7	(30.7)	—
Depreciation and other amortization	42.4	(8.3)	34.1	(34.1)	—
Amortization of purchased intangibles	21.2	(12.8)	8.4	(8.4)	—
Non-interest expenses
Employee compensation and benefits	—	—	—	158.1	158.1	(d)
Card and processing expenses	—	—	—	83.9	83.9	(d)
Information processing and communication	—	—	—	47.7	47.7	(d)
Marketing expense	—	—	—	57.5	57.5	(d)
Depreciation and amortization	—	—	—	42.4	42.4	(e)
Other	—	—	—	97.6	97.6	(d)
Total non-interest expenses*	698.6	(210.9)	487.7	(0.5)	487.2

Operating income	258.7	(20.0)	238.7	(109.5)	129.2
Interest expense
Securitization funding costs	35.8	—	35.8	(35.8)	—
Interest expense on deposits	47.4	—	47.4	(47.4)	—
Interest expense on long-term and other debt, net	29.3	(3.0)	26.3	(26.3)	—
Total interest expense, net	112.5	(3.0)	109.5	(109.5)	—
Income from continuing operations before income taxes	146.2	(17.0)	129.2	—	129.2
Provision for income taxes	52.9	1.9	54.8	—	54.8
Income from continuing operations	93.3	(18.9)	74.4	—	74.4
(Loss) income from discontinued operations, net of taxes	(81.3)	18.9	(62.4)	—	(62.4)
Net income	$12.0	$—	$12.0	$—	$12.0
__________________________________

*       Caption not historically provided.
(a)     Represents financing fees, net previously reported in Finance charges, net revenue.
(b)     Represents interest income and interest expense previously reported in Total interest expense, net.
(c)     Represents servicing fees previously reported in Services revenue, and the gain/loss on portfolio and other sales previously reported in Cost of operations.
(d)     Represents further detailed expense line items previously reported in Cost of operations and General and administrative expense.
(e)     Represents depreciation and amortization previously reported in Depreciation and other amortization, and Amortization of purchased intangibles.

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended September 30, 2020
	Historical As Reported	Adjustments for Discontinued Operations	As Adjusted for Discontinued Operations	Adjustments for Bank Holding Company Presentation	As Fully Adjusted

Revenues
Services	$24.7	$(71.7)	$(47.0)	$47.0	$—
Redemption, net	113.1	(113.1)	—	—	—
Finance charges, net	912.7	—	912.7	(912.7)	—
Interest and fees on loans	—	—	—	912.7	912.7	(a)
Interest on cash and investment securities	—	—	—	2.2	2.2	(b)
Total interest income*	1,050.5	(184.8)	865.7	49.2	914.9
Interest expense
Interest on deposits	—	—	—	54.7	54.7	(b)
Interest on borrowings	—	—	—	59.3	59.3	(b)
Total interest expense	—	—	—	114.0	114.0
Net interest income*	1,050.5	(184.8)	865.7	(64.8)	800.9
Non-interest income
Interchange revenue, net of retailer share arrangements	—	—	—	(83.4)	(83.4)	(c)
Other	—	—	—	36.7	36.7	(c)
Total non-interest income	—	—	—	(46.7)	(46.7)
Total net interest and non-interest income*	1,050.5	(184.8)	865.7	(111.5)	754.2
Provision for credit losses	207.7	—	207.7	—	207.7
Total net interest and non-interest income, after provision for credit losses*	842.8	(184.8)	658.0	(111.5)	546.5
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	482.7	(146.4)	336.3	(336.3)	—
General and administrative	29.0	(0.9)	28.1	(28.1)	—
Depreciation and other amortization	18.4	(7.7)	10.7	(10.7)	—
Amortization of purchased intangibles	21.7	(12.6)	9.1	(9.1)	—
Non-interest expenses
Employee compensation and benefits	—	—	—	159.5	159.5	(d)
Card and processing expenses	—	—	—	83.4	83.4	(d)
Information processing and communication	—	—	—	45.6	45.6	(d)
Marketing expense	—	—	—	24.5	24.5	(d)
Depreciation and amortization	—	—	—	19.9	19.9	(e)
Other	—	—	—	51.6	51.6	(d)
Total non-interest expenses*	551.8	(167.6)	384.2	0.3	384.5

Operating income	291.0	(17.2)	273.8	(111.8)	162.0
Interest expense
Securitization funding costs	37.5	—	37.5	(37.5)	—
Interest expense on deposits	52.9	—	52.9	(52.9)	—
Interest expense on long-term and other debt, net	24.7	(3.3)	21.4	(21.4)	—
Total interest expense, net	115.1	(3.3)	111.8	(111.8)	—
Income from continuing operations before income taxes	175.9	(13.9)	162.0	—	162.0
Provision for income taxes	42.6	4.3	46.9	—	46.9
Income from continuing operations	133.3	(18.2)	115.1	—	115.1
Income from discontinued operations, net of taxes	—	18.2	18.2	—	18.2
Net income	$133.3	$—	$133.3	$—	$133.3
__________________________________

*       Caption not historically provided.
(a)     Represents financing fees, net previously reported in Finance charges, net revenue.
(b)     Represents interest income and interest expense previously reported in Total interest expense, net.
(c)     Represents servicing fees previously reported in Services revenue, and the gain/loss on portfolio and other sales previously reported in Cost of operations.
(d)     Represents further detailed expense line items previously reported in Cost of operations and General and administrative expense.
(e)     Represents depreciation and amortization previously reported in Depreciation and other amortization, and Amortization of purchased intangibles.

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended June 30, 2020
	Historical As Reported	Adjustments for Discontinued Operations	As Adjusted for Discontinued Operations	Adjustments for Bank Holding Company Presentation	As Fully Adjusted

Revenues
Services	$37.9	$(66.4)	$(28.5)	$28.5	$—
Redemption, net	84.7	(84.7)	—	—	—
Finance charges, net	856.7	—	856.7	(856.7)	—
Interest and fees on loans	—	—	—	856.7	856.7	(a)
Interest on cash and investment securities	—	—	—	2.9	2.9	(b)
Total interest income*	979.3	(151.1)	828.2	31.4	859.6
Interest expense
Interest on deposits	—	—	—	61.2	61.2	(b)
Interest on borrowings	—	—	—	65.9	65.9	(b)
Total interest expense	—	—	—	127.1	127.1
Net interest income*	979.3	(151.1)	828.2	(95.7)	732.5
Non-interest income
Interchange revenue, net of retailer share arrangements	—	—	—	(67.3)	(67.3)	(c)
Other	—	—	—	39.2	39.2	(c)
Total non-interest income	—	—	—	(28.1)	(28.1)
Total net interest and non-interest income*	979.3	(151.1)	828.2	(123.8)	704.4
Provision for credit losses	250.1	—	250.1	—	250.1
Total net interest and non-interest income, after provision for credit losses*	729.2	(151.1)	578.1	(123.8)	454.3
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	492.8	(108.9)	383.9	(383.9)	—
General and administrative	20.4	(0.6)	19.8	(19.8)	—
Depreciation and other amortization	20.3	(6.6)	13.7	(13.7)	—
Amortization of purchased intangibles	21.0	(11.8)	9.2	(9.2)	—
Non-interest expenses
Employee compensation and benefits	—	—	—	150.1	150.1	(d)
Card and processing expenses	—	—	—	104.4	104.4	(d)
Information processing and communication	—	—	—	46.9	46.9	(d)
Marketing expense	—	—	—	21.9	21.9	(d)
Depreciation and amortization	—	—	—	23.0	23.0	(e)
Other	—	—	—	80.7	80.7	(d)
Total non-interest expenses*	554.5	(127.9)	426.6	0.4	427.0

Operating income	174.7	(23.2)	151.5	(124.2)	27.3
Interest expense
Securitization funding costs	42.7	—	42.7	(42.7)	—
Interest expense on deposits	58.9	—	58.9	(58.9)	—
Interest expense on long-term and other debt, net	26.1	(3.5)	22.6	(22.6)	—
Total interest expense, net	127.7	(3.5)	124.2	(124.2)	—
Income from continuing operations before income taxes	47.0	(19.7)	27.3	—	27.3
Provision for income taxes	8.6	(0.6)	8.0	—	8.0
Income from continuing operations	38.4	(19.1)	19.3	—	19.3
Income from discontinued operations, net of taxes	—	19.1	19.1	—	19.1
Net income	$38.4	$—	$38.4	$—	$38.4
__________________________________

*       Caption not historically provided.
(a)     Represents financing fees, net previously reported in Finance charges, net revenue.
(b)     Represents interest income and interest expense previously reported in Total interest expense, net.
(c)     Represents servicing fees previously reported in Services revenue, and the gain/loss on portfolio and other sales previously reported in Cost of operations.
(d)     Represents further detailed expense line items previously reported in Cost of operations and General and administrative expense.
(e)     Represents depreciation and amortization previously reported in Depreciation and other amortization, and Amortization of purchased intangibles.

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended March 31, 2020
	Historical As Reported	Adjustments for Discontinued Operations	As Adjusted for Discontinued Operations	Adjustments for Bank Holding Company Presentation	As Fully Adjusted

Revenues
Services	$46.6	$(77.2)	$(30.6)	$30.6	$—
Redemption, net	120.9	(120.9)	—	—	—
Finance charges, net	1,214.3	—	1,214.3	(1,214.3)	—
Interest and fees on loans	—	—	—	1,214.3	1,214.3	(a)
Interest on cash and investment securities	—	—	—	13.3	13.3	(b)
Total interest income*	1,381.8	(198.1)	1,183.7	43.9	1,227.6
Interest expense
Interest on deposits	—	—	—	72.4	72.4	(b)
Interest on borrowings	—	—	—	74.3	74.3	(b)
Total interest expense	—	—	—	146.7	146.7
Net interest income*	1,381.8	(198.1)	1,183.7	(102.8)	1,080.9
Non-interest income
Interchange revenue, net of retailer share arrangements	—	—	—	(74.5)	(74.5)	(c)
Other	—	—	—	64.3	64.3	(c)
Total non-interest income	—	—	—	(10.2)	(10.2)
Total net interest and non-interest income*	1,381.8	(198.1)	1,183.7	(113.0)	1,070.7
Provision for credit losses	655.9	—	655.9	—	655.9
Total net interest and non-interest income, after provision for credit losses*	725.9	(198.1)	527.8	(113.0)	414.8
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	499.2	(133.5)	365.7	(365.7)	—
General and administrative	23.9	2.1	26.0	(26.0)	—
Depreciation and other amortization	17.4	(6.4)	11.0	(11.0)	—
Amortization of purchased intangibles	21.4	(11.8)	9.6	(9.6)	—
Non-interest expenses
Employee compensation and benefits	—	—	—	141.3	141.3	(d)
Card and processing expenses	—	—	—	124.1	124.1	(d)
Information processing and communication	—	—	—	50.8	50.8	(d)
Marketing expense	—	—	—	39.0	39.0	(d)
Depreciation and amortization	—	—	—	20.6	20.6	(e)
Other	—	—	—	57.0	57.0	(d)
Total non-interest expenses*	561.9	(149.6)	412.3	20.5	432.8

Operating income	164.0	(48.5)	115.5	(133.5)	(18.0)
Interest expense
Securitization funding costs	49.9	—	49.9	(49.9)	—
Interest expense on deposits	60.3	—	60.3	(60.3)	—
Interest expense on long-term and other debt, net	28.4	(5.1)	23.3	(23.3)	—
Total interest expense, net	138.6	(5.1)	133.5	(133.5)	—
Income (loss) from continuing operations before income taxes	25.4	(43.4)	(18.0)	—	(18.0)
(Benefit) provision for income taxes	(4.6)	(12.8)	(17.4)	—	(17.4)
Income (loss) from continuing operations	30.0	(30.6)	(0.6)	—	(0.6)
Income from discontinued operations, net of taxes	—	30.6	30.6	—	30.6
Net income	$30.0	$—	$30.0	$—	$30.0
__________________________________

*       Caption not historically provided.
(a)     Represents financing fees, net previously reported in Finance charges, net revenue.
(b)     Represents interest income and interest expense previously reported in Total interest expense, net.
(c)     Represents servicing fees previously reported in Services revenue, and the gain/loss on portfolio and other sales previously reported in Cost of operations.
(d)     Represents further detailed expense line items previously reported in Cost of operations and General and administrative expense.
(e)     Represents depreciation and amortization previously reported in Depreciation and other amortization, and Amortization of purchased intangibles.

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Interest income:
Interest and fees on loans	$1,214.3	$856.7	$912.7	$947.7	$940.6	$912.9	$991.7
Interest on cash and investment securities	13.3	2.9	2.2	2.0	1.6	1.7	2.1
Total interest income	1,227.6	859.6	914.9	949.7	942.2	914.6	993.8
Interest expense:
Interest on deposits	72.4	61.2	54.7	49.3	47.0	43.4	39.4
Interest on borrowings	74.3	65.9	59.3	62.1	59.9	56.7	51.6
Total interest expense	146.7	127.1	114.0	111.4	106.9	100.1	91.0
Net interest income	1,080.9	732.5	800.9	838.3	835.3	814.5	902.8
Non-interest income:
Interchange revenue, net of retailer share arrangements	(74.5)	(67.3)	(83.4)	(107.0)	(67.7)	(85.4)	(97.0)
Other	64.3	39.2	36.7	37.6	34.8	34.3	45.0
Total non-interest income	(10.2)	(28.1)	(46.7)	(69.4)	(32.9)	(51.1)	(52.0)
Total net interest and non-interest income	1,070.7	704.4	754.2	768.9	802.4	763.4	850.8
Provision for credit losses	655.9	250.1	207.7	152.5	33.4	(14.1)	161.1
Total net interest and non-interest income, after provision for credit losses	414.8	454.3	546.5	616.4	769.0	777.5	689.7
Non-interest expenses:
Employee compensation and benefits	141.3	150.1	159.5	158.1	158.8	161.5	168.4
Card and processing expenses	124.1	104.4	83.4	83.9	77.8	83.3	80.9
Information processing and communication	50.8	46.9	45.6	47.7	51.5	55.0	54.5
Marketing expense	39.0	21.9	24.5	57.5	42.1	35.4	35.3
Depreciation and amortization	20.6	23.0	19.9	42.4	25.0	22.1	22.6
Other	57.0	80.7	51.6	97.6	47.1	66.2	68.9
Total non-interest expenses	432.8	427.0	384.5	487.2	402.3	423.5	430.6
Income (loss) from continuing operations before income taxes	(18.0)	27.3	162.0	129.2	366.7	354.0	259.1
Provision (benefit) for income taxes	(17.4)	8.0	46.9	54.8	98.7	91.1	53.5
Income (loss) from continuing operations	(0.6)	19.3	115.1	74.4	268.0	262.9	205.6
Income (loss) from discontinued operations, net of taxes	30.6	19.1	18.2	(62.4)	18.2	10.6	18.1
Net income	$30.0	$38.4	$133.3	$12.0	$286.2	$273.5	$223.7

Basic earnings per share:
Income (loss) from continuing operations	$(0.01)	$0.41	$2.41	$1.54	$5.39	$5.29	$4.13
Income (loss) from discontinued operations	$0.64	$0.40	$0.38	$(1.29)	$0.37	$0.21	$0.37
Net income per share	$0.63	$0.81	$2.79	$0.25	$5.76	$5.50	$4.50

Diluted earnings per share:
Income (loss) from continuing operations	$(0.01)	$0.41	$2.41	$1.54	$5.38	$5.25	$4.11
Income (loss) from discontinued operations	$0.64	$0.40	$0.38	$(1.29)	$0.36	$0.22	$0.36
Net income per share	$0.63	$0.81	$2.79	$0.25	$5.74	$5.47	$4.47

Weighted average shares:
Basic	47.6	47.6	47.7	48.3	49.7	49.7	49.8
Diluted	47.7	47.7	47.8	48.4	49.8	50.0	50.0
__________________________________
NOTE: These Unaudited Adjusted Condensed Consolidated Statements of Income give effect to the Discontinued Operations and the Bank Holding Company Presentation in each of the Adjusted Periods. For the reconciliation to the historical presentation and the adjustment columns, see the tables and related footnotes, as well as the explanatory note, in each case included above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: December 16, 2021	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary